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                                                                    Exhibit 99.5

Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

         We were previously the independent accountants for Judge.com, Inc. and on February 25, 2000 we reported on the consolidated financial statements of Judge.com, Inc. and Subsidiaries as of and for the three years ended December 31, 1999. On August 1, 2000, we informed Judge.com, Inc. that we had merged with McGladrey & Pullen, LLP and we would no longer be the independent accountants of Judge.com, Inc. We have read Judge.com, Inc.'s statements included under Item 4 of its Form 8-K for August 1, 2000 and we agree with such statements.

                                                    /s/Rudolph, Palitz LLC
                                                    ----------------------------
                                                    Rudolph, Palitz LLC

Blue Bell, Pennsylvania
August 1, 2000